SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)       May 1, 1998
                                                       -----------

                       METROPOLITAN HEALTH NETWORKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



       Florida                          0-28456                 65-0635748
       -------                          -------                 ----------
(State or other jurisdiction        (Commission File         (IRS Employer
 or incorporation)                       Number)             Identification No.)



               5100 Town Center Circle, Boca Raton, Florida 33486
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          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code       (561) 416-9484
                                                         --------------

                 -----------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

         On March 9, 1998, Metropolitan Health Networks, Inc. (the "Registrant" or the "Company") reported the merger between the Registrant, Metcare, VI, Inc. ("Metcare"), a wholly owned subsidiary of the Company (Subsidiary) and Trident Medical Concepts, Inc. ("Trident").

         The Merger Agreement provided, among other things, that the Company shall have the absolute right to cause the Merger to be unwound solely upon the occurrence of the failure to obtain Trident's Lender's Consent to the Merger Agreement, as amended, or to replace Lender by May 1, 1998. The Company was unable to obtain the Lender's Consent or to replace the Lender in the time specified by the merger agreement and therefore has elected to unwind the merger.

         Noel Guillama will reassume the position of Chairman of the board of directors of the Company.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROPOLITAN HEALTH NETWORKS, INC.


                                    By: /s/ Noel J. Guillama
                                        --------------------
                                            Noel J. Guillama
                                            President and
                                            Chief Executive Officer

Dated:  May 8, 1998

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